UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2003

                     LAZARUS INDUSTRIES, INC.
                  ______________________________
(Exact Name of small business issuer as specified in its charter)

     Utah                          0-27351                     87-0445575
________________________     ___________________    _________________________
(State of Incorporation)    (Commission File No.)  (IRS Employer ID Number)


     10 West 100 South, Suite 610, Salt Lake City, Utah 84101
    __________________________________________________________
             (Address of principal executive offices)

                          (801) 532-7851
                         ________________
                   (Issuer's telephone number)

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ITEM 5.  OTHER EVENTS

     On January 15, 2003, Lazarus industries, Inc. ("Lazarus" or the "Registrant") entered into a Stock Exchange Agreement (the "Agreement") among Lazarus, American Dairy Holdings, Inc., a Delaware corporation (hereinafter "American"), and the shareholders of American (the "American Shareholders"). American owns 94% of the registered capital and members' equity of Heilongjiang Feihe Dairy Co., Limited, organized under the laws of the People's Republic of China ("Feihe Dairy"); the remaining 6% is owned by the People's Republic of China. Feihe Dairy owns 100% of the registered capital and members' equity of Heilongjiang Sanhao Dairy Co., Limited, organized under the laws of the People's Republic of China ("PRC").

     If consummated, the American Shareholders have agreed to sell to Lazarus, and Lazarus has agreed to purchase all of the outstanding shares of American, in exchange for shares representing ninety six percent (96%) of the total outstanding common shares of Lazarus, including presently outstanding warrants and stock options of Lazarus. This exchange would take place following a one-for-nineteen (1 for 19) reverse stock split of the presently issued and outstanding common stock of Lazarus, including its outstanding warrants and stock options.

     Both Lazarus and American have commenced due diligence investigations of each other in preparation for the consummation of the transaction. In the next several days, Lazarus plans to prepare appropriate shareholder solicitation materials for dissemination to the shareholders for a special meeting of the shareholders as soon as practicable, subject to completion of due diligence and receipt of appropriate financial statements of American and its subsidiary.


     If the transaction is consummated, the name of Lazarus will be changed to "American Dairy, Inc." or such other name as selected by American. Upon closing, the majority of the current officers and directors of Lazarus will resign and be replaced by officers and directors of American.

     It is currently contemplated that the closing of the acquisition will be within the five-day period commencing with the last to occur of the following: the Lazarus shareholders' meeting referenced above, or February 15, 2003; provided however, that the closing shall in no event be after February 28, 2003, unless extended in writing by the parties.

     The consummation of the transaction with American is subject to a number of conditions, including approval by the board of directors of Lazarus and American and the shareholders of Lazarus and American, completion of satisfactory due diligence, receipt by Lazarus of financial statements of American as required under applicable regulations, and satisfaction of all applicable regulatory requirements. As a result of the exchange of the American Stock in exchange for the Lazarus Stock, American will become a wholly-owned subsidiary of Lazarus. There is no assurance the transaction will be completed.

     The description of the Agreement set forth herein does not purport to be complete and is qualified in it entirety by the provision of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.




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

BUSINESS OF AMERICAN DAIRY HOLDINGS, INC.

     If the Agreement is consummated, the business of the Registrant will be conducted through its then subsidiary, American, which will, in turn, conduct its business through Feihe Dairy. According to documentation provided by American, Feihe Dairy is a commercial producer of milk powder in the PRC. The products are sold under the following registered trademarks of "Feihe," "Yinhe," "Jinhe" and "Xinghua." The corporate history of Feihe Dairy commenced in 1962 when Heilongjiang Zhaoguang Hongguang Dairy Plant, the predecessor of Feihe Dairy, was established. According to Feihe management, Feihe Dairy has received a number of awards and certain recognition. Feihe Dairy's milk powder products marketed under the "Feihe trademark" were recognized by the China Society Survey Firm as being among the "Famous Brand Products" in the PRC in 1994. In 1995, the "Feihe" series of milk powder was allowed to use the Green Label on their packaging by China Green Food Development Center. On the "Day of International Consumer Rights" on March 15, 1997, the consumers awarded the "Gold Medal" to the Feihe series of milk powder products. A survey conducted by the National Statistics Bureau in January 1998, indicated that the sales of the Feihe's series of milk powder products were ranked among the top 10 of the total milk powder sales in the PRC in 1997. In 1991, "Feihe Whole Fatty Milk Powder" was awarded the "High Quality Product" by the China Ministry of Inspection" status by the State General Administration of the PRC for Quality Supervision and Inspection and Quarantine.

     The production facilities of Feihe Dairy are situated in Qingxiang Street, Kedong County, QiQiHaEr City of Heilongjiang Province in the Northeast of the People's Republic of China. According to Feihe Dairy, Feihe Dairy's production facilities have a daily processing capability of 120 tons of fresh milk.

     The current directors of Feihe Dairy believe that there will be increasing demand for dairy products as the living standards of the general public in the PRC improve. With the advantages of Feihe Dairy's quality products and reputable and recognizable brands, combined with its management skills and its sales network, the directors also believe that Feihe Dairy is well positioned to take advantage of the growing market for its series of milk powder products.

     In April 2002, Feihe Dairy completed a reorganization in preparation for the possibility of becoming a U.S. publicly-traded company. Under this reorganization, American became the holding company of Feihe Dairy and its subsidiary, Sanhao Dairy.

Forward-Looking Statements

     Statements regarding completion, timing or effect of the Lazarus transaction as well as any other statements that are not historical facts in this Form 8-K are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risk that the parties will not move from the Agreement to consummation of the transaction, receipt of regulatory approvals, and satisfaction of closing conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions provide incorrect, actual results may vary materially from those indicated. There can be no assurance that the parties will consummate the transactions contemplated herein.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

     The following documents related to the Stock Exchange Agreement between Lazarus and American are being filed as an exhibit to this Form 8-K:

     Exhibit No.  Title of Document

         2.1      Stock Exchange Agreement dated as of January 15, 2003.

                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  REGISTRANT:

                                  LAZARUS INDUSTRIES, INC.



Date:  January 21, 2003           By  /s/ Jack M. Gertino
                                     ______________________________________
                                     Jack M. Gertino, President


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